THE PHOENIX EDGE SERIES FUND


                       SUPPLEMENT DATED SEPTEMBER 8, 2000
                                       TO
                        PROSPECTUS DATED AUGUST 10, 2000



THE INFORMATION CONTAINED IN THIS SUPPLEMENT UPDATES AND REVISES YOUR PROSPECTUS. THIS INFORMATION APPLIES ONLY TO THE PHOENIX-SCHAFER MID-CAP VALUE SERIES.

The Board of Trustees of The Phoenix Edge Series Fund voted to discontinue the subadvisory contract with Schafer Capital Management, Inc. The Board also approved a subadvisory contract with Sanford C. Bernstein & Co., Inc. Both actions take effect after the close of business on September 30, 2000. The Series' investment objective, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the Series will not increase.

After September 30, 2000, references to Schafer Capital Management, Inc. as subadvisor to the Series are no longer valid and are replaced by the following:

SUBADVISOR - Sanford C. Bernstein & Co., Inc. (Sanford Bernstein) serves as subadvisor to the Series. Sanford Bernstein's principal place of business is at 767 Fifth Avenue, New York, New York 10153. Sanford Bernstein has been engaged in the investment management business since 1967, specializing in long-term investing in equity markets. As of June 30, 2000, Sanford Bernstein had approximately $81 billion in assets under management.

PORTFOLIO MANAGEMENT - Sanford Bernstein's Small/Mid-Cap Equity Investment Policy Group will make investment decisions for the Series. This group includes the firm's chairman, chief investment officer, director of research and senior portfolio managers.


On or about September 30, 2000 the name of the Series will be changed to Phoenix-Sanford Bernstein Mid-Cap Value Series.



TF647